Investor Presentation

March 2020

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expected results of our collaboration with Merck Sharp & Dohme Corp. (“Merck”), including the expected acceleration of our influenza program, the anticipated characteristics of the drug candidates developed as the result of this collaboration, expected funding by Merck of future research, development and commercialization of products derived from such collaboration, and the expected future payments and royalties in connection with the collaboration, the expected growth of the influenza market, our expectations with respect to our influenza A and B research, our development of an influenza A/B lead, the expected future success of our drug candidates compared to approved drugs, the anticipated timing of our drug development programs, including achievement of value-driving milestones, anticipated completion or initiation of studies, and the expected growth of the global influenza antiviral market. Forward-looking statements are prefaced by words such as "expect," "plan," "intend," "anticipate," and similar words. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. We caution you, therefore, against relying on any of these forward-looking statements. Our actual results may differ materially from those contemplated by the forward-looking statements for a variety of reasons, including, without limitation, risks arising from our reliance on continuing collaboration with Merck under the collaboration agreement, our continued partnership with HitGen and InterX, our ability to find other collaboration partners, the availability of products manufactured by third parties, the future results of preclinical and clinical studies, general risks arising from clinical trials, receipt of regulatory approvals, our ability to find and enter into agreements with suitable collaboration partners, unanticipated litigation and other expenses and factors that affect the capital markets in general and early stage biotechnology companies specifically. Also see the risk factors contained in our Prospectus Settlements dated January 29, 2020 and February 27, 2020 and our Annual Report on Form 10-K for the year ended December 31, 2018, supplemented by our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019. Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Cocrystal's Seasoned Senior Leadership

Management Team

Gary Wilcox, Ph.D.

Chairman and Chief Executive Officer

- Over 35 years of executive biotech leadership experience and played a key role in the development of Cialis

Sam Lee, Ph.D.

President

- Over 20 years of anti-infective drug discovery research experience and played a key role in the early development of phosphoinositide 3-kinase (PI3K) delta inhibitors

James J. Martin, MBA, CPA

Chief Financial Officer

- 25 years of finance and management experience including providing financial leadership to commercial-stage, publicly traded health science companies

Scientific Advisory Board

Roger Kornberg, Ph.D. *Chief Scientist, Chairman of Scientific Advisory Board*	• Professor • Stanford University School of Medicine • Nobel Laureate
Michael Levitt, Ph.D. *Member*	• Professor • Stanford University School of Medicine • Nobel Laureate
Baek Kim, Ph.D. *Member*	• Director of Center for Drug Discovery • Emory University
Bob Lehman, Ph.D. *Member*	• Professor (Emeritus) • Stanford University School of Medicine
Gary Schoolnik, M.D. *Member*	• Professor (Emeritus) • Stanford University School of Medicine
Roland Strong, Ph.D. *Member*	• Professor • Fred Hutchinson Cancer Research Center
Christophe Verlinde, Ph.D. *Member*	• Professor (Emeritus) • University of Washington

Corporate Overview

Highlights
Clinical Stage Antiviral Company
Proprietary Drug Discovery Platform
Merck Influenza Collaboration

Target Diseases
Influenza
Hepatitis
Coronavirus
Norovirus Gastroenteritis

Technology and Drug Discovery Platform

Technology Platform

Based on Nobel Prize-winning technology

- Near-atomic resolution
- X-ray quality crystal production
- Drug pocket selection
- Hit-to-lead process
- Lead optimization
- **Drug candidates**






Drug Discovery Platform



Protein Engineering
Expression & Purification
Crystal Screening
Crystal Candidates
Crystal Optimization
X-ray Diffraction Test & QC
Crystal Production
High Throughput X-ray Crystallography

- Fully-optimized operations from expression through high resolution X-ray data
- Stringent quality oversight of procedures for crystal production
- High throughput X-ray data collection and computational methods
- Large-scale crystal production capabilities

Robust Development Pipeline

	Program	Discovery	Preclinical	Phase 1	Phase 2a	Phase 2b	Phase 3
Hepatitis C (HCV)	**CC-31244 – University of MD** (Pan-genotypic NS5B NNI)						
Influenza	**CC-42344** (Influenza A PB2 Inhibitor)						
	Influenza A/B inhibitor		In collaboration with		MERCK		
Coronavirus	**Protease Inhibitor**						
Norovirus	**Noro Polymerase Inhibitor**						

Merck/Cocrystal Team Initiates Influenza Collaboration

Received **$4 million** upfront payment, eligible to receive up to **$156 million** in milestone payments and royalties (undisclosed) on product sales

- Exclusive license and collaboration agreement to discover and develop certain proprietary influenza A/B antiviral agents
- Merck will fund all:
  - Research and development
  - Clinical development
  - Worldwide commercialization of any products derived from the collaboration
- Dedicated joint research committee in place
- First year of program completed and second year ongoing
- Collaboration is expected to advance the development of certain influenza A/B antivirals

MERCK

Kansas State University Research Foundation Agreement

Cocrystal acquires exclusive patent rights and know-how for coronavirus and norovirus therapeutics for humans use

- License agreement with Kansas State University Research Foundation (KSURF) to further develop certain proprietary broad-spectrum compounds for coronavirus and norovirus
- Advances the Company's programs significantly by providing potent compounds for further development
- Opens new development opportunities to apply Cocrystal's antiviral platform technology

Kansas State University | Research Foundation

Overview | Antiviral Programs:

Hepatitis C

Cocrystal's HCV Strategy

Lead program CC-31244, in ongoing Phase 2a study for the treatment of Hepatitis C

Current HCV Market Overview

- Clinical limitations of existing long-term HCV therapies:
  - Longer period for viruses to replicate and mutate, creating significant drug resistance challenges
  - Increased risk of adverse events
  - Greater opportunity for missed doses
- Multiple opportunities in developing shorter combination therapy with approved HCV drugs
  - Gilead EPCLUSA® + CC-31244
  - AbbVie Mavyret™ + CC-31244
  - Other approved HCV drugs + CC-31244

Ongoing licensing discussions underway to secure development and commercialization partner

AbbVie's Mavyret™ Demonstrated Shorter Treatment

- Approved broad spectrum HCV combination therapy shortened treatment from 12 weeks to 8 weeks

Nucleoside/NS5A Inhibitors


Epclusa

Gilead's EPCLUSA®

(sofosbuvir 400mg/

velpatasvir 100 mg)

12-week treatment

Approved June 2016

Protease/NS5A Inhibitors


Mavyret

AbbVie's Mavyret™

(glecaprevir 100 mg/

pibrentasvir 40 mg)

8-week treatment

Approved August 2017

HCV Is Still a Global Issue

71 Million
people infected globally[1]

400,000
people die annually
from related causes[1]

Only 20%
of infected patients
have been diagnosed[1]

Only 2%
of infected patients
are being treated[1]

1: Polaris Observatory, 2019

Hepatitis C Treatment Market Share

2017 Annual Sales: $12.69 Billion


J&J
$619M
AbbVie
$1.27B
Merck
$1.66B
Gilead
$9.14B
Gilead (Harvoni, Epclusa, Sovaldi, Vosevi)
J&J (Olysio)
AbbVie (Viekira, Mavyret)
Merck (Zepatier)

Source: 2017 Form 10-K

2018 Annual Sales: $8.3 Billion


J&J
$533M
Merck
$455M
Gilead
$3.71B
AbbVie
$3.62B
Merck (Zepatier)
AbbVie (Viekira, Mavyret)
Gilead (Harvoni, Epclusa, Sovaldi, Vosevi)
J&J (Olysio)

Source: 2018 Form 10-K

CC-31244: Broad Spectrum HCV Non-Nucleoside Inhibitor (NNI)

Next Generation Combination Therapy

- Potential best-in-class HCV NNI with a strong profile
  - Broad spectrum, potent NS5B polymerase inhibitor
  - High barrier to drug resistance
  - Effective against known NNI drug resistant variants
  - Liver targeting
  - Novel mechanism of action

Phase 1b Data - Superior Viral Load Reduction

- HCV RNA viral load decline of 3 logs by 48 hours (HCV GT1 subjects, N=14)
- After the NNI treatment, the viral load levels slowly increased

Mean Viral Load Change From Baseline
(CC-31244 at 400 mg QD or 200 mg BID x 7 days)



HCV RNA IU/mL (log 10)
1.0
0.0
(1.0)
(2.0)
(3.0)
(4.0)
CC-31244
400 mg QD
200 mg BID
No CC-31244
1 2 3 4 5 6 7 8 9 10 11 12 13
Day
400 qd mean
200 bid mean

HCV GT1 – GT6 NS5B Polymerase Crystals





CC-31244
HCV NS5B Polymerase

Proven Track Record of Broad-Spectrum Antiviral Leads

COCRYSTAL PHARMA, INC.

Potential Best-in-Class NNI

Drug	Genotype	Dose (mg)	Treatment Frequency	Viral Load Reduction (Log_{10}IU/ml)
CC-31244	**Genotypes 1-6**	**400**	**QD**	**(3.0)**
ABT-333 (Dasabuvir)[1]	Genotype 1	400	BID	(1.08)
		800	BID	(0.95)
GS-9190 (Tegobuvir)	Genotype 1	40	BID	(1.0)
		120	BID	(1.5)

1. Represents approved DAA

CC-31244: Phase 2a University of Maryland Study Design

Open-label, Phase 2a study evaluating the safety, tolerability and preliminary efficacy of CC-31244 with approved HCV DAAs
(HCV GT1 subjects, N=12)

CC-31244 (400 mg) QD

+

Sofosbuvir and Velpatasvir

2 Weeks

→

Sofosbuvir and Velpatasvir

4 Weeks

→

Follow-Up at 12 & 24 Weeks

- **Endpoints**
  - Primary Endpoint: SVR12
  - Secondary Endpoint: SVR24
  - Safety: Adverse events (AEs) and laboratory abnormalities

University of Maryland Phase 2a

Cocrystal Pharma announced safety and preliminary efficacy data for its U.S. Phase 2a study evaluating CC-31244 for the ultra-short treatment of HCV infected individuals:

- All subjects completed the 6-week treatment regimen
- The treatment was well tolerated with no study discontinuations due to adverse events[1]
- In all patients, HCV RNA levels rapidly decreased during the first 2 days of treatment and were below the lower limit of quantification by the end of the 6-week treatment period
- Eight of 12 subjects (67%) achieved both SVR12 and SVR24, considered virologic cure
- Four patients had virologic relapse at Week 10, 4 weeks after completion of treatment

1. There was one serious adverse event that the principal investigator determined was not attributable to the study drugs.

Positive Phase 2a Results Demonstrated Ability to Identify Patients More Likely to Respond to Ultrashort Treatment of HCV

- 8 of 12 (67%) patients achieved primary endpoint of sustained virologic response (SVR) 12, which is considered a cure
  - 6 weeks of Epclusa's therapy combined with only 2 weeks of CC-31244
- Patients that achieved SVR had significantly higher frequencies of terminally differentiated effector memory CD8+ T cells compared with those who relapsed

Overview | Antiviral Programs:

Influenza

Significant Unmet Need in Growing Influenza Market

Global influenza market was valued at nearly **$5.6 billion** in 2017 and is expected to reach nearly **$6.5 billion** by 2022[1]

Seasonal and pandemic infection

1 Billion cases annually[2]

3-5 Million cases of severe illness annually[1]

Up to **650,000** deaths worldwide[1]

Current antiviral treatments are burdened by significant viral resistance

- Approved influenza therapies have major limitations
  - Tamiflu® has a long history of drug resistance issues[3]
  - Xofluza™ (approved November 2018) also has shown emergence of drug resistant mutations[4]

1. BCC Research (May 2018) The Global Influenza Market
2. Hussain, et al, Infection and Drug Resistance 2017:10 121-134
3. ScienceDaily (March 2014) Tamiflu-resistant influenza related to mutations in genome
4. NEJM Journal Watch (September 2018) A Promising Drug for Influenza?

Influenza Remains a Major Global Concern

CNN — Health » Food | Fitness | Wellness | Parenting | Vital Signs — Live TV — U.S. Edition +

Flu season deaths top 80,000 last year, CDC says

September 27, 2018

KSL TV — US on track for one of the worst flu seasons in decades — Jan. 6, 2020

LIVESCIENCE — Child Flu Deaths Hit Record High for This Time of Year — Jan. 7, 2020

WLRN Miami | South Florida — Flu Season Off To Early Start, And It Could Be Severe — Jan. 6, 2020

Medscape — Flu Rates Rising, Pediatric Deaths Double Compared to 2018: CDC — Dec. 30, 2019

the japan times — NATIONAL / SCIENCE & HEALTH — Flu viruses resistant to new drug Xofluza uncovered in Japan

AAP News — June 1, 2018 — CDC: Pediatric flu deaths rise to 171, tying record

THE WALL STREET JOURNAL. — The Flue Season My Yet Turn Ugly, CDC Warns — Jan. 8, 2019

FORTUNE — Another Flu Pandemic Is Inevitable, World Health Organization Says — Mar. 11, 2019

Influenza Drug Candidates

Influenza A/B Inhibitor



Proprietary Influenza A and B Crystals

MERCK Collaboration

- Broad spectrum, potent dual influenza A/B preclinical lead will be developed
  - Result of Cocrystal's drug discovery platform technology
  - Binds to highly conserved site of influenza A and B replication complex
  - Expected to be active against seasonal, pandemic and drug resistant influenza A and B strains
  - Expected to exhibit superior drug resistant profile

Influenza Drug Candidates

Antiviral Product Candidates Target All Strains of the Influenza A Virus

Influenza A Inhibitor



Influenza PB2 Lead

- Binds to the highly conserved m7GTP binding pocket of PB2
- Exhibits broad spectrum activity against seasonal and pandemic influenza strains, EC50 is 0.12-9 nM
- Favorable preclinical safety profile and pharmacokinetic properties
- Multiple routes of administration (oral, inhalation, and I.M.)
  - Existing drugs Tamiflu® and Xofluza™ limited to oral administration



Cocrystal structure of CC-42344 (1.47 Å)

CC-42344 Shows Strong Synergistic Effects With Approved Influenza Antivirals

Polymerase Inhibitor

Favipiravir


CC-42344
T-705

Cocrystal 42344

Xofluza


CC-42344
CC-42001

PA Inhibitor

Tamiflu


CC-42344
Oseltamivir acid

Neuraminidase Inhibitor

COCRYSTAL PHARMA, INC.

CC-42344: Pharmacological, Safety, Toxicity, and PK Evaluations Completed To Date

- ☑ *In vitro* antiviral profiling against seasonal and pandemic influenza A strains
- ☑ Cytotoxicity including larger screen: HepG2/high content analysis and 13 cell lines
- ☑ Caco-2 bidirectional permeability
- ☑ CYP inhibition (HLM): inhibition (2D6, 3A, 1A, 2B6, 2C8, 2C9, 2C19) & time dependent inhibition (2D6, 3A4)
- ☑ Thermodynamic/aqueous solubility
- ☑ pION solubility determination (at pH 7.4)
- ☑ Metabolic stability in rat and human microsomes (intrinsic clearance)
- ☑ Plasma protein binding (human)
- ☑ Plasma stability/half-life determination (human, rat)
- ☑ Pharmacokinetics: in rats (IV/PO), mouse (IV/PO) and dogs (IV/PO)
- ☑ In silico genotoxicity /carcinogenicity
- ☑ Off-target: kinase/receptor profiling; safety screen (CEREP)
- ☑ Mitochondrial toxicity (GLU/GAL)
- ☑ Mini Ames (genotox) screen
- ☑ Mini hERG (*in vitro* pharmacology) screen
- ☑ Exploratory 7-day mouse tox study (up to 500 mg/kg/day)

Overview | Antiviral Programs:

Norovirus

Norovirus Is an Area of Significant Unmet Need

Norovirus Market Overview

- No approved antiviral drugs for the treatment of Noro infection

$4.2 billion in direct health system costs[1]

700 million infections worldwide annually[1]	**19-21 million** cases in the U.S.[2]
400,000 emergency department visits in the U.S.[2]	**56,000-71,000** hospitalizations in the U.S.[2]

Known Causes of Foodborne Illness Outbreaks, U.S.[2]


Parasites
1%
Other
4%
Chemicals
6%
Norovirus
49%
Bacteria
40%

1. World Economic Forum, What is the economic impact of norovirus infections?, 2016
2. CDC, Norovirus Disease in the United States, 2013

COCRYSTAL PHARMA, INC.

Cocrystal's Norovirus Program

Norovirus Polymerase NNI Program



Norovirus and Norwalk Polymerase Crystals

- Potential first-in-class NNI
- Potent and broad spectrum Noro polymerase inhibitors
- Technology platform complete
- Structure-based lead discovery ongoing

Noro Polymerase NNIs



Novel NNI Pockets


NNI

Well-Positioned for Growth

Intellectual Property

- **HCV**
  - NS5B (non-nucleoside inhibitor)
    - Issued patents in U.S.
    - Pending applications in U.S. and worldwide
    - Pending U.S. provisional application
- **Influenza**
  - PB2 (influenza A replication inhibitor)
    - Pending applications in PCT and Taiwan
    - 3 pending U.S. provisional applications
- **Influenza A/B**
  - Influenza replication inhibitor
  - 2 pending U.S. provisional applications

MERCK

- **Coronavirus and Norovirus**
  - Pending applications in major countries

Financial Snapshot: NASDAQ: COCP

~$65MM
Market cap[1]

47.1MM
Common shares outstanding

~3.72MM
Average 3 month daily volume[2]

~$6MM
Cash Balance as of September 30, 2019

$16.2MM
Proceeds from recent financings not included in cash balance

Capitalization Table (As of January 31, 2020)	# of Shares	WAEP	$ Value	% of Fully Diluted
Common Shares Outstanding (Directors, Officers and Affiliates)	15,231,113			31.55%
Common Shares Outstanding (Other)	31,872,548			66.04%
Warrants	243,375	$10.53	$2,562,739	0.50%
Stock Options	923,065	$4.15	$3,853,131	1.91%
Fully Diluted Shares Outstanding	**48,270,101**			**100%**

1: Based on March 2, 2020 closing price of $1.37 per share; 2: Yahoo Finance, 3-month daily volume

Strategy Directed at Advancing Programs and Growing Value

- Growth in focused therapeutic areas
- Continue to progress an innovative pipeline
- Form additional strategic collaborations and partnerships
- Ongoing collaboration with Merck has accelerated influenza A/B development program

Upcoming Milestones Expected to Drive Value

Q2 2019	Influenza A	Commence GLP Toxicology Studies	✓
Q3 2019	Influenza	Present Preclinical Data at ISIRV	✓
Q4 2019	Hepatitis C	Present at 26th International Symposium on Hepatitis C Virus and Related Viruses	✓
		Present Data at HCV 2019 and AASLD Scientific Conferences	✓
	Influenza A	Selected Lead Molecule	✓
Q1 2020	Hepatitis C	Complete Final Report on Phase 2a U.S. Trial	
Q2 2020	Coronavirus	File Additional Patent Application	
	Norovirus	File Additional Patent Application	
		Preclinical Lead Molecule Selection	
Q3 2020	Platform	In-License New Lead Preclinical Molecule - **Q1: License Agreement with KSURF**	✓
Q4 2020	Influenza A	Complete Preclinical IND-Enabling Studies	
		Regulatory Submission (IND or European Counterpart)	
		Commence Phase 1a Study	
	Merck A/B	Influenza A/B Lead Molecule Selection	
H2 2020	Hepatitis C	Commence Phase 2b Enabling Toxicology Study	
Q3 2021	Norovirus	Regulatory Submission (IND or European Counterpart)	

Ongoing Potential for Licensing Deals Across the Pipeline

COCRYSTAL PHARMA, INC.

COCRYSTAL PHARMA, INC.

Thank you!